UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
SYNAPTICS INCORPORATED
(Name of Registrant as Specified in Its Charter)
N/A
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Your **Vote** Counts!

SYNAPTICS INCORPORATED

2026 Virtual Annual Meeting of Stockholders
Vote by October 26, 2026
11:59 PM ET

synaptics®

SYNAPTICS INCORPORATED
1109 MCKAY DRIVE
SAN JOSE, CA 95131

T03418-P57181

You invested in SYNAPTICS INCORPORATED and it's time to vote!

You have the right to vote on proposals being presented at the 2026 Annual Meeting of Stockholders ("Annual Stockholder Meeting"). **This is an important notice regarding the availability of proxy materials for the Annual Stockholder Meeting to be held virtually at www.virtualshareholdermeeting.com/SYNA2026 on October 27, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 13, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

October 27, 2026
9:00 AM PDT

Virtually at:
www.virtualshareholdermeeting.com/SYNA2026

*Please check the proxy materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming Synaptics Incorporated 2026 Annual Meeting of Stockholders to be held virtually. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Proposal for the Election of Directors.	
Nominees:	
1a. Nelson C. Chan	For
1b. Keith B. Geeslin	For
1c. Susan J. Hardman	For
1d. Patricia Kummrow	For
1e. Vivie Lee	For
1f. Venkatesh Nathamuni	For
1g. Rahul Patel	For
1h. James L. Whims	For
2. Proposal to ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the Company's independent auditor for the fiscal year ending June 26, 2027.	For
3. Proposal to approve the Company's Amended and Restated 2019 Equity and Incentive Compensation Plan.	For
4. Proposal to approve, on a non-binding advisory basis, the compensation of the Company's Named Executive Officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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T03419-P57181